UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 East Patterson Street
Tecumseh, Michigan	49286

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (517) 423-8411
(not applicable)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 4, 2008, the board of directors amended our bylaws to require the consensus of a minimum of 75% of voting shareholders, or a majority of the board of directors, in order to call a special meeting of shareholders. Previously, our bylaws required the approval of a minimum of 50% of voting shareholders, or a majority of the board of directors, in order for a special meeting of shareholders to be called.

Item 9.01	Financial Statements and Exhibits.
     The following exhibit is filed with this report:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tecumseh Products Company as amended through April 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: April 8, 2008	By:	/s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tecumseh Products Company as amended through April 4, 2008